CONSENT OF INDEPENDENT AUDITORS




We consent to the use in this Pre-Effective Amendment No. 5 to the Registration Statement on Form SB-2 (file no. 0-175941) of our report included herein dated April 12, 2000 relating to the consolidated financial statements of USA Biomass Corporation.



Dated: Sept. 14, 2000                        /s/ Gerald Kelly
                                             ----------------
                                             By:
                                             For: Kelly & Company
                                             Newport Beach, California